EXHIBIT 99.2

CARS Acquires CreditIQ Automotive Fintech Platform,

Enabling Instant Financing For Consumers, Dealers and Lenders

Transaction Highlights:

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Advances CARS’ growth strategy and expands TAM into the multi-billion dollar Auto Finance segment, which is rapidly growing as online car buying transactions accelerate
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Builds additional revenue streams and strengthens attribution for CARS while expanding end-to-end transaction platform capabilities
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Increases dealers’ financing profit while enhancing operational efficiencies
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Expected to drive immediate incremental revenue and gross profit as we roll out across the network

CHICAGO, November 4, 2021 – Cars.com Inc. (NYSE: CARS) (“CARS” or the “Company”), a leading automotive marketplace platform that provides a robust set of industry-specific digital solutions, announces it has signed a definitive agreement to acquire CreditIQ, a cutting edge automotive fintech platform that provides instant online loan screening and approvals to facilitate online car buying. Consideration for the transaction will be $30 million at closing, funded using cash on hand, with the potential for up to an additional $50 million in performance-based cash consideration to be earned over the next three years. The transaction is expected to close this month.

“The acquisition of CreditIQ technology facilitates CARS’ entry into the rapidly-growing, multi-billion dollar Auto Finance market, expanding our TAM beyond the $35 billion Auto Advertising and Dealer Technology markets we operate in today. We’re excited to participate in this space with powerful digital solutions for dealers that facilitate online financing and enable them to better compete,” said Alex Vetter, President and Chief Executive Officer of CARS. “The acquisition of this scalable technology supports our vision of creating frictionless omni-channel experiences and further growing our platform capabilities for buyers and sellers, building on our competitive advantage and delivering additional value to our shareholders.”

Dealers gain access to CreditIQ’s advanced digital financing technology, which facilitates the completion of the finance process online across the CARS platform via Dealer Inspire’s (“DI”) 5,200 websites, its digital retailing platform “Online Shopper,” and the Cars.com marketplace. Dealers benefit from improved efficiency, increased profits Per Vehicle Retail (PVR), greater lead conversion, and deeper attribution data and insights. In addition, the technology offers automated lender decisions from dealers’ preferred lender networks, a differentiator in the market specific to the CreditIQ offering.

The tens of millions of high-intent, in-market car shoppers who visit the CARS platform each quarter -- 142MM visits at Cars.com and an additional 247MM visits across DI dealer websites -- will take advantage of the new interactive online loan screening and approval marketplace, providing instant finance offers and enabling a complete buying transaction from the comfort of their home. In addition, lenders will get access to a large audience of in-market auto shoppers. The technology is expected to be integrated across the CARS platform in the first quarter of 2022. CARS will monetize the platform upon rollout, generating revenue directly from lenders on a per-transaction basis.

CreditIQ has also built a Lending-as-a-Service (LaaS) framework that enables dealers, marketplaces, OEMs and automotive software providers to use the same advanced fintech capabilities.

Founded in 2014 by automotive and lending software experts Bill Liatsis, Anthony Liatsis, and Bill Gerhard, CreditIQ is headquartered in New York and develops digital retail financing technology designed to facilitate online car sales and streamline in-store processes for auto dealers. Said Bill Liatsis, CEO of CreditIQ, “CreditIQ’s technology was created to help dealers be more efficient and profitable. We are excited to join forces with a company who shares our dealer-centric approach, helping local retailers better compete by the use of better technology. Integrating with the CARS connected platform allows us to continue to equip a much broader audience of consumers, dealers and lenders to be successful in the growing digital financing sector.”

ABOUT CARS.COM INC.

CARS is a leading automotive marketplace platform that provides a robust set of industry-specific digital solutions that connect car shoppers with sellers. Launched in 1998 with the flagship marketplace Cars.com and headquartered in Chicago, the Company empowers shoppers with the data, resources and digital tools needed to make informed buying decisions and seamlessly connect with automotive retailers. In a rapidly changing market, CARS enables dealerships and OEMs with innovative technical solutions and data-driven intelligence to better reach and influence ready-to-buy shoppers, increase inventory turn and gain market share.

In addition to Cars.com, CARS brands include Dealer Inspire, a technology provider building solutions that future-proof dealerships with more efficient operations and connected digital experiences; FUEL, which gives dealers and OEMs the opportunity to harness the untapped power of digital video by leveraging Cars.com's pure audience of in-market car shoppers, and DealerRater, a leading car dealer review and reputation management platform.

The full suite of CARS properties includes Cars.com™, Dealer Inspire®, FUEL™, DealerRater®, Auto.com™, PickupTrucks.com™ and NewCars.com®. For more information, visit www.Cars.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the federal securities laws. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning the Company’s industry, Dealer Customers, results of operations, business strategies, plans and objectives, market potential, outlook, trends, future financial performance, planned operational and product improvements, potential strategic transactions, including the proposed acquisition and integration of CreditIQ, and other matters and involve known and unknown risks that are difficult to predict. As a result, the Company’s actual financial results, performance, achievements, strategic actions or prospects, including the expected benefits of the acquisition of CreditIQ may differ materially from those expressed or implied by these forward-looking statements. These statements often include words such as "believe," "expect," "project," "anticipate," "outlook," "intend," "strategy," "plan," "estimate," "target," "seek," "will," "may," "would," "should," "could," "forecasts," "mission," "strive," "more," "goal" or similar expressions. Forward-looking statements are based on the Company’s current expectations, beliefs, strategies, estimates, projections and assumptions, based on its experience in the industry as well as the Company’s perceptions of historical trends, current conditions, expected future developments, current developments regarding the COVID-19 pandemic and other factors the Company thinks are appropriate. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are expressed in good faith and the Company believes these judgments are reasonable. However, you should understand that these statements are not guarantees of strategic action, performance or results. The Company’s actual results and strategic actions could differ materially from those expressed in the forward-looking statements. Given these uncertainties, forward-looking statements should not be relied on in making investment decisions. Comparisons of results between current and prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data. Whether or not any such forward-looking statement is in fact achieved will depend on future events, some of which are beyond the Company’s control.

Forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results and strategic actions to differ materially from those expressed in the forward-looking statements contained in this press release. For a detailed discussion of many of these and other risks and uncertainties, see the Company’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and its other filings with the Securities and Exchange Commission, available on the Company’s website at investor.cars.com or via EDGAR at www.sec.gov. All forward-looking statements contained in this press release are qualified by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties. The forward-looking statements contained in this press release are based only on information currently available to the Company and speak only as of the date of this press release. The Company undertakes no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

The forward-looking statements in this report are intended to be subject to the safe harbor protection provided by the federal securities laws.

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Media Contact:

Christine Spinelli

312-508-6708

pr@cars.com

Investor Contact:

Robbin Moore-Randolph

312-601.5929

ir@cars.com